PROMISSORY NOTE


$15,750,000                                                     January 24, 1997

         FOR VALUE RECEIVED, INTEGRATED LIVING COMMUNITIES, INC., a Delaware corporation, INTEGRATED LIVING COMMUNITIES OF PORTSMOUTH, INC., a Delaware corporation, INTEGRATED LIVING COMMUNITIES OF REDGATE, INC., a Delaware corporation, INTEGRATED LIVING COMMUNITIES OF GLOUCESTER, INC., a Delaware corporation, INTEGRATED LIVING COMMUNITIES OF VIRGINIA BEACH, INC., a Delaware corporation and INTEGRATED MANAGEMENT-CARRINGTON POINTE, INC., a Delaware corporation (collectively, the "Borrowers" and individually a "Borrower"), jointly and severally, promise to pay to the order of

         NATIONSBANK, N.A. (SOUTH), a national banking association (the "Bank"), at its offices in Sarasota, Florida (or at such other place or places as the Bank may designate) the principal sum of up to

         FIFTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($15,750,000) under the terms and conditions of this promissory note (as amended, modified, supplemented, restated and/or replaced from time to time, the "Note").

         DEFINITIONS.  For purposes hereof:

         (a) "Business Day" shall mean any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Sarasota, Florida; provided such day is also a day on which dealings between banks are carried on in Dollar deposits in the London interbank market.

         (b) "Dollars" shall mean dollars in lawful currency of the United States of America.

         (c) "Environmental Laws" shall mean any and all lawful and applicable Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits or licenses relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, toxic or hazardous substances or wastes.

         (d) "Events of Default" shall mean (i) failure by the Borrowers to pay any part of the principal or interest when due on this Note, (ii) failure by any of the Borrowers to comply with any of the terms of this Note, the Mortgage Documents or any other agreement, document or instrument now or hereafter existing relating to this Note, (iii) with respect to any other indebtedness (other than the indebtedness outstanding under this Note) of any of the Borrowers, (A) a default in any payment with respect to any such indebtedness,
(B) default in the observance or performance of any term, covenant or agreement relating to such indebtedness or (C) any other event or condition shall occur or exist, the effect of which is to cause, or permit, the holder or holders of such indebtedness to cause any such indebtedness to become due prior to its stated maturity, or (iv) in the event that any bankruptcy or other insolvency proceeding is filed by or against any of the Borrowers.

         (e) "Floating LIBOR Rate" shall mean for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits of Dollars at approximately 11:00 a.m. (London time) on such day, or if such day is not a Business Day, on the immediately preceding Business Day, for a one month term. If for any reason such rate is not available, the term "Floating LIBOR Rate" shall mean for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on such day, or if such day is not a Business Day, on the immediately preceding Business Day, for a one month term; provided, however, if more than one such rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. The Floating LIBOR Rate shall be adjusted on a daily basis to reflect changes in the rate determined in accordance with the foregoing, effective on the date the change occurs.

         (f) "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis.

         (g) "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         (h) "LTV Ratio" shall mean the ratio of (i) the principal balance outstanding under this Note to (ii) the consolidated appraised value of the real property described in Exhibit A-1 through Exhibit A-5 attached hereto and encumbered by the Mortgage Documents, as determined in accordance with the appraisals provided to the Bank pursuant to the terms hereof.

         "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea formaldehyde foam insulation.

         "Mortgage Documents" shall mean collectively, (i) that certain Deed of Trust, Fixture Filing and Security Agreement dated as of the date hereof by Integrated Management-Carrington Pointe, Inc. (ii) that certain Deed of Trust and Security Agreement dated as of the date hereof by Integrated Living Communities of Portsmouth, Inc., (iii) that certain Deed of Trust and Security Agreement dated as of the date hereof by Integrated Living Communities of Redgate, Inc., (iv) that certain Deed of Trust and Security Agreement dated as of the date hereof by Integrated Living Communities of Gloucester, Inc. and (v) that certain Deed of Trust and Security Agreement dated as of the date hereof by Integrated Living Communities of Virginia Beach, Inc.

         "Requirement of Law" shall mean, as to any Borrower, the certificate of incorporation and by-laws or other organizational or governing documents of such Borrower, and any law, treaty, rule or regulation or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Borrower or to which any of its material property is subject.

REPRESENTATIONS AND WARRANTIES.
-------------------------------

         (a) Financial Condition. The financial statements provided to the Bank by the Borrowers are complete and correct in all material respects and present fairly the financial condition and results from operations of the Borrowers for the periods specified.

         (b) No Change. Since September 30, 1996 there has been no development or event which has had a material adverse effect on the condition (financial or otherwise), operations, business or prospects of the Borrowers and their subsidiaries taken as a whole.

         (c) Corporate Organization. Each of the Borrowers (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is qualified to do business in each jurisdiction where failure to so qualify would have a material adverse effect on any of the Borrowers and (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a material adverse effect on such Borrower.

         (d) Enforceable Obligation. Each of the Borrowers has the power and authority and legal right to enter into, deliver and perform under this Note and the Mortgage Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Note and the Mortgage Document to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other person or entity is required to be obtained or made by or behalf of any Borrower in connection with the borrowings hereunder or with the execution, delivery, or performance, validity or enforceability of the Note or Mortgage Documents to which such Borrower is a party. This Note constitutes a legal, valid and binding obligation of the each of the Borrowers enforceable against them in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (e) No Default. No Events of Default or event or condition which with notice or lapse of time, or both, would constitute an Event of Default, presently exists.

         (f) No Legal Bar. The execution, delivery and performance of the Note and the Mortgage Documents by the Borrowers, the borrowings and other extensions of credit hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or contractual obligation of any of the Borrowers or any of their subsidiaries in any respect that would reasonably be expected to have a material adverse effect on any of the Borrowers, (b) will not result in, or require, the creation or imposition of any lien on any of the properties or revenues of any of the Borrowers or any of their subsidiaries pursuant to any such Requirement of Law or contractual obligation, and (c) will not violate or conflict with any provision of any Borrower's articles of incorporation or by-laws.

         (g) No Material Litigation. No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrowers, threatened by or against any of the Borrowers or any of their subsidiaries or against any of their respective properties or revenues which (a) would reasonably be expected to relate to any of the Operative Documents or any of the transactions contemplated hereby or thereby in any material adverse manner or (b) would be reasonably expected to have a material adverse effect on any of the Borrowers.

         (h) Taxes. Each of the Borrowers and their subsidiaries has filed or caused to be filed all United States federal income tax returns and all other material tax returns which, to the best knowledge of the Borrowers, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority which are due and payable (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a material adverse effect on any of the Borrowers or (ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such entity), and no tax lien has been filed, and, to the best knowledge of the Borrowers, no claim is being asserted, with respect to any such tax, fee or other charge.

         (i) Ownership of Property. Each of the Borrowers and their subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property.

         (j) Purpose of Loan. The proceeds of the Loan shall be used solely in connection with the acquisition of the land (and improvements located thereon) described on Exhibit A-1 through A-4 attached hereto (the "Virginia Properties"; the Virginia Properties together with the land (and improvements located thereon) described on Exhibit A-5 attached hereto may be referred to collectively herein as the "Properties").

         (k) Chief Executive Office. The chief executive office and principal place of business of each of the Borrowers is 24850 Old 41 Road, Suite 10, Bonita Springs, Florida 34135.

COVENANTS
---------

         (a) Appraisals. The Borrowers hereby agree that they shall provide the Bank (at the Borrowers' expense) with one (1) current appraisal for each of the parcels of land described on Exhibit A-1 through A-5 attached hereto on or before forty-five (45) days from the date hereof. Such appraisals shall be by a qualified appraiser satisfactory to the Bank and must be satisfactory in form and substance to the Bank, in its sole discretion.

         (b) Environmental Assessment. The Borrowers hereby agree to provide the Bank (at the Borrowers' expense) with a current environmental assessment report or other reports requested by the Bank for each of the parcels of land described on Exhibit A-1 through A-5 attached hereto on or before forty-five (45) days from the date hereof. Such assessments shall be in a form and substance satisfactory to the Bank in its sole discretion, and from an environmental engineer or consultant reasonably satisfactory to the Bank.

         (c) Environmental Indemnity. The Borrowers agree that they will reimburse the Bank for and hereby hold the Bank harmless from all fines or penalties made or levied against the

Bank by any Governmental Authority as a result of or in connection with (i) the use of Materials of Environmental Concern at the Properties, (ii) the use of Materials of Environmental Concern at the facilities thereon, or (iii) the use, generation, storage, transportation, discharge, release or handling of any Materials of Environmental Concern at the Properties, or as a result of any release of any Materials of Environmental Concern onto the ground or into the water or air from or upon the Properties at any time. The Borrowers also agree that they will reimburse the Bank for and indemnify and hold the Bank harmless from any and all costs, expenses (including reasonably attorneys' fees) and for all civil judgments or penalties incurred entered, assessed, or levied against the Bank as a result of the Borrowers' use of Materials of Environmental Concern at the Properties or as a result of any release of any Materials of Environmental Concern on the ground or into the water or air by any of the Borrowers from or upon the Properties. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the costs of cleanup of any such release by any of the Borrowers from or upon Properties and all reasonable expenses incurred by the Bank as a result of such a civil action, including but not limited to reasonable attorneys' fees. The Borrowers obligations under this section shall survive the repayment of the Loan and any deed in lieu of foreclosure or any foreclosure of the Mortgage Documents. The environmental indemnities set forth in this paragraph shall not be extended to any claim or liability of the Bank arising from the gross negligence or willful misconduct of the Bank occurring during the Bank's (i) actual possession of the Properties prior to foreclosure or exercise of a power of sale or (ii) ownership of the Properties after a foreclosure or exercise of such power of sale.

RATE AND PAYMENT SCHEDULE
-------------------------

         Interest. The principal balance outstanding hereunder from time to time shall bear interest at the Floating LIBOR Rate plus three percent (3%) per annum. Interest shall be computed on the basis of a 360-day year on the actual number of days the principal is outstanding.

         Payment of Interest. Installments of interest for each calendar month shall be due and payable in arrears on the fifteenth (15th) day of each month beginning with the interest installment due on the fifteenth (15th) day of the month next following the month in which the date hereof occurs, and continuing on the fifteenth (15th) day of each month thereafter until the Maturity Date

         Maturity Date. The outstanding principal balance plus all accrued but unpaid interest on this Note shall be due and payable on April 27, 1997 (the "Maturity Date").

         Prepayment. This Note may be prepaid in whole or in part at any time and from time to time without prepayment penalty or fee. Any such amount prepaid may not be reborrowed. If the LTV Ratio shall be greater than 0.75 to 1.0, the Borrowers shall immediately make a prepayment on the outstanding indebtedness hereunder in an amount sufficient to make the LTV Ratio less than or equal to
0.75 to 1.0.

ADDITIONAL TERMS AND PROVISIONS
-------------------------------

         Defaults. Upon the occurrence and during the continuance of any of the Events of Default, then this Note, and all other indebtedness of the Borrowers to the Bank arising out of or in connection with this Note, shall immediately become due and payable at the option of the Bank, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.

         Acceleration. If payment of all sums due hereunder is accelerated under the terms hereof, the then outstanding principal and all accrued but unpaid interest shall bear interest at the rate provided for hereunder plus four percent (4%) per annum until such principal and interest have been paid in full; provided, however, that in no event shall this or any other provision herein permit the collection of any interest which would be usurious under the law governing this transaction, and if any such interest is collected, the amount above the maximum rate permitted by law shall be deemed to be a principal payment hereunder.

         Late Charges. In the event any payment of interest or principal is delinquent more than fifteen (15) days, the Borrowers will pay to the Bank a late charge of two percent (2%) of the amount of the overdue payment. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives the Borrowers a right to cure a default hereunder. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for herein.

         Fees. The Borrowers will pay a non-refundable fee of $30,000 to the Bank on the date hereof.

         Application of Payments. All sums received by the Bank for application to this Note may be applied by the Bank to late charges, fees, expenses, costs, interest, principal and other amounts owing to the Bank in connection with this
Note in the order selected by the Bank in its sole discretion.

         Expenses. The Borrowers shall pay all reasonable out-of-pocket costs, fees and expenses of the Bank in connection with the negotiation, preparation, execution, delivery and modification of this Note, and all related documents, instruments and/or agreements including without limitation all reasonable attorneys' fees and expenses. In addition, in the event this Note is not paid when due at any stated or accelerated maturity, the Borrowers will pay, in addition to principal and interest, all costs of collection, including without limitation reasonable attorneys' fees and expenses.

         Assignment. It is expressly recognized and agreed that the Bank may assign this Note, in whole or in part, to any other person, firm, or legal entity provided that all the provisions hereof shall continue in full force and effect and, in the event of such assignment, the Bank shall thereafter be relieved of all liabilities hereunder.

         Severability. If any provision of this Note is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         Governing Law; Submission To Jurisdiction; Venue. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any other document related thereto, the Borrowers irrevocably consent to and confer personal jurisdiction on the courts of the State of Florida or the United States located within the State of Florida and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent the Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

         TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE, ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING
ARBITRATION  IN  ACCORDANCE  WITH  THE  FEDERAL   ARBITRATION  ACT  (OR  IF  NOT
APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW, IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDINGS, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS NOTE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR:
IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE
ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE OR ANY OTHER DOCUMENTS RELATED THERETO; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH

AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE OR ANY OTHER DOCUMENTS RELATED THERETO. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         USURY SAVINGS PROVISION. IT IS THE INTENT OF THE BORROWERS AND THE BANK TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS USURY SAVINGS PROVISION SHALL APPLY. ANY SUCH PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE BORROWERS AND THE BANK ARE HEREBY LIMITED BY THE PROVISIONS OF THIS USURY SAVINGS PROVISION WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS NOTE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. TO THE EXTENT ANY POSSIBLE CONSTRUCTION OF ANY OPERATIVE AGREEMENT (AS SUCH TERM IS HEREINAFTER DEFINED) PROVIDES FOR THE PAYMENT OF INTEREST IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, (A) ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS USURY SAVINGS PROVISION AND (B) SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. (FOR PURPOSES OF THIS NOTE, (X) "OPERATIVE AGREEMENTS" SHALL MEAN THIS NOTE, THE MORTGAGE DOCUMENTS AND ANY AND ALL RELATED DOCUMENTS AND/OR AGREEMENTS AND (Y) "OPERATIVE AGREEMENT" SHALL MEAN, INDIVIDUALLY, EACH OF THE OPERATIVE AGREEMENTS.) IF THE BANK SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS USURY SAVINGS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN

EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWERS OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND THE BANK DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE BANK SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS NOTE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

         ENTIRE AGREEMENT. THIS NOTE REPRESENTS THE FINAL AGREEMENT OF THE BORROWERS AND THE BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

                            [Signature page follows]

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed under seal as of the day and year first above written.




                                   INTEGRATED LIVING COMMUNITIES, INC.,
                                   a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------


                                   INTEGRATED LIVING COMMUNITIES OF
                                   PORTSMOUTH, INC., a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------


                                   INTEGRATED LIVING COMMUNITIES OF
                                   REDGATE, INC., a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------


                                   INTEGRATED LIVING COMMUNITIES OF
                                   GLOUCESTER, INC., a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------


                                   INTEGRATED LIVING COMMUNITIES OF
                                   VIRGINIA BEACH, INC., a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------


                                   INTEGRATED MANAGEMENT-CARRINGTON
                                   POINTE, INC., a Delaware corporation


                                   By: ---------------------------------------

                                   Name: -------------------------------------

                                   Title: ------------------------------------